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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report: (Date of earliest event reported): July 24, 2007


                                Rock-Tenn Company
               (Exact name of registrant as specified in charter)


         Georgia                     0-23340                    62-0342590
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)



      504 Thrasher Street, Norcross, Georgia           30071
     (Address of principal executive offices)        (Zip Code)



                                 (770) 448-2193
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

On June 27, 2007, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "June 27 Press Release") that announced Rock-Tenn would hold its quarterly conference call on Wednesday, July 25, 2007, at 9:00 a.m. ET to discuss financial results for the third quarter of fiscal 2007 (the "Conference Call").

On July 24, 2007, Rock-Tenn issued a press release (the "July 24 Press Release") that announced Rock-Tenn's financial results for the third quarter of fiscal 2007. A copy of the July 24 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

The June 27 Press Release and the July 24 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the July 24 Press Release and any relevant financial and other statistical information related to the webcast, on Rock-Tenn's website at www.rocktenn.com.

Item 9.01. Financial Statements and Exhibits.

    (c)    Exhibits

           99.1     July 24 Press Release (furnished pursuant to Item 2.02)


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ROCK-TENN COMPANY
                                            (Registrant)




Date:  July 24, 2007    By: /s/ Steven C. Voorhees
                           -----------------------------------------------------
                            Steven C. Voorhees
                            Executive Vice-President and Chief Financial Officer






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                                INDEX TO EXHIBITS


Exhibit Number and Description
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99.1     July 24, 2007 Press Release (furnished pursuant to Item 2.02)











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